UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2017
Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

235 E. Main Street Midland, Michigan (Address of Principal Executive Offices)	48640 (Zip Code)
Registrant's telephone number, including area code:  (989) 839-5350
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities

On September 7, 2017, Chemical Financial Corporation (“Chemical”) initiated a restructuring effort that includes an approximately seven percent net reduction in total employees, as well as certain branch consolidations. These actions were guided by a focus on enhancing operating efficiency and achieving the long-term growth prospects that were established as part of Chemical’s most recent merger performance target. These actions further provide Chemical the ability to reallocate resources to best serve our communities and growing customer base. Impacted staff have been notified and departures are expected to be largely complete by September 30, 2017.

In response to the evolving banking environment and physical branch overlap resulting from Chemical’s merger and acquisition transactions, Chemical’s restructuring efforts include the planned consolidation of 25 branches in the fourth quarter of 2017, in addition to the previously announced 13 branches that were consolidated during the third quarter of 2017. Following the planned closures in fourth quarter of 2017, Chemical Bank will have a total of 211 branches. Chemical has and will continue to adapt to changes in how customers transact their banking business and interact with our team of Chemical bankers. To that end, Chemical Bank recently made significant upgrades to its electronic banking technology by implementing additional online products and services, enhanced security and other convenience additions for both retail and business customers.

In connection with the staff reduction, branch consolidations and other restructuring efforts, Chemical expects to incur total pre-tax charges of approximately $18 million, consisting primarily of approximately $15 million of severance and retirement related expenses for impacted employees departing during the third and fourth quarters of 2017 and approximately $3 million in charges associated with market value adjustments recorded on branches related to the third and fourth quarter of 2017 branch consolidations and other restructuring expenses. Chemical expects to recognize the large majority of these expenses in the third quarter of 2017, with the remainder expected to be incurred in the fourth quarter of 2017. Chemical does not currently expect any additional material future cash expenditures related to these restructuring efforts. These expenses and the timing thereof are subject to a number of assumptions, and may vary materially based on various factors.

Annualized cost savings from the restructuring initiative are expected to be approximately $20 million. The majority of the savings are expected to be evident in the fourth quarter of 2017 operating expense run-rate; however, 2018 net cost saves are also expected to be offset somewhat by the anticipated additional hiring of commercial lenders and other bankers in key markets, as well as the anticipated addition of key operations staff to support customer service enhancements. These cost saving efforts and the timing thereof are subject to a number of assumptions, and may vary materially based on various factors. In addition to the restructuring efforts described above, Chemical plans to discontinue its title insurance services, which was operating with approximately breakeven financial results, and plans to reduce the resources devoted to indirect auto lending, which has recently produced lower returns on allocated equity than other loan types.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the reduction in staff disclosed in Item 2.05, Leonardo Amat, Chief Operating Officer-Business Operations, will depart from his position with Chemical effective September 30, 2017.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements regarding Chemical’s outlook and expectations with respect to certain staff reductions and branch consolidations, including the expected impact of such restructuring efforts on Chemical’s future financial performance. Words and phrases such as “anticipates,” “expects,” “believes,” “plans,” “estimates,” “forecasts,” “will,” and variations of such words and phrases or similar expressions are intended to identify such forward-looking statements. Such statements are based upon current beliefs and expectations and involve substantial risks and uncertainties which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These statements include, among others, statements related to the amount and timing of pre-tax charges related to staff reductions, branch closures and other restructuring expenses, the expected amount and timing of annualized cost savings related to such initiatives, the impact of the anticipated addition of new hires, including commercial lenders and key operations and back office support staff, and the planned closure of Chemical’s title service unit and reduction in resources to the indirect auto lending business.
Forward-looking statements are not guarantees of future financial performance and are subject to risks, uncertainties and assumptions (“risk factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Chemical assumes no duty to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise. Risks factors include, without limitation:

•	Chemical’s ability to attract and retain new commercial lenders and other bankers as well as key operations staff in light of competition for experienced employees in the banking industry;

•	Chemical’s ability to grow its deposits while reducing the number of physical branches that it operates; and

•	Negative reactions to the branch closures by Chemical Bank’s customers, employee and other counterparties.
In addition, risk factors include, but are not limited to, the risk factors described in Item 1A of Chemical's Annual Report on Form 10-K for the year ended December 31, 2016. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 12, 2017	CHEMICAL FINANCIAL CORPORATION (Registrant)

/s/ Dennis L. Klaeser
Dennis L. Klaeser
Executive Vice President and Chief Financial Officer